SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, D.C.  20549

                              FORM 8-K

                           CURRENT REPORT
               PURSUANT TO SECTION 13 OR 15(d) OF THE
                   SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported): November 9, 2007


                 FREEDOM RESOURCES ENTERPRISES, INC.
         (Exact Name of Registrant as Specified in Charter)


         NEVADA                000-32735             87-0567033
(State or Other Jurisdiction  (Commission          (IRS Employer
    of Incorporation)          File Number)          Identification No.)

901 East 7800 South, Midvale, Utah               84047
(Address of Principal Executive Offices)      (Zip Code)

Registrant's telephone number, including area code:  (801) 566-5931

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities
Act

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.03 Amendments to Articles of Incorporation or Bylaws

     Effective November 9, 2007, Freedom Resources Enterprises, Inc. (the Company) amended its Articles of Incorporation (the Amendment) pursuant to NRS Section 78.207 by decreasing the authorized common stock of the Company from 50,000,000 shares to 25,000,000 shares and correspondingly decreasing the outstanding shares of common stock from 5,200,000 to approximately 2,600,000 shares. The par value of the common stock was not affected. A copy of the Amendment as effected pursuant to NRS
Section 78.209 is attached hereto as Exhibit 3.

Item 9.01 Exhibits

     The following exhibits are included as part of this report:

          3    Certificate of Change Pursuant to NRS 78.209

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Freedom Resources Enterprises, Inc.


Date:  November 13, 2007           By: /s/ Neil Christiansen
                                   Neil Christiansen, President